CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.1

Execution Version

third AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as March 30, 2022, by and among SIENTRA, INC., a Delaware corporation, MIST HOLDINGS, INC., a Delaware corporation (formerly known as Miramar Labs, Inc. and MiraDry Holdings, Inc.), MIST, INC., a Delaware corporation (formerly known as Miramar Technologies, Inc. and MiraDry, Inc.), MIST INTERNATIONAL, INC., a Delaware corporation (formerly known as MiraDry International, Inc.), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrowers have entered into that certain Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of February 5, 2021 (as supplemented by that certain Limited Consent to Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of June 10, 2021, as amended by that certain First Amendment to Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of July 14, 2021 and as further amended, modified, or supplemented prior to the date hereof, as amended by that certain Limited Consent and Second Amendment to Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of December 31, 2021, the “Existing Credit Agreement”, and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and Lenders have agreed, to amend the Existing Credit Agreement to, among other things, add an additional term loan tranche, such that, from and after the effectiveness of this Agreement in accordance with Section 4 below, the terms and provisions of the Credit Agreement shall be as set forth on Exhibit A attached.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the satisfaction of the conditions set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended as set forth on Exhibit A attached hereto such that all of the newly inserted and underscored provisions and any formatting changes reflected therein shall be deemed inserted or made, as applicable, and all of the ~~stricken~~ provisions shall be deemed to be deleted therefrom, which Credit Agreement shall immediately and automatically become effective upon the effectiveness of this Agreement in accordance with Section 5 below. Schedules, Exhibits and Annexes to the Credit Agreement shall remain as in effect under the Credit Agreement, except with respect to the Schedules, Exhibits and Annexes set forth on Exhibit B attached hereto, which shall replace the corresponding Schedules, Exhibits and Annexes to the Credit Agreement in their entirety.
3.
Representations and Warranties; Reaffirmation of Security Interest. To induce Agent and Lenders to enter into this Agreement, each Borrower does hereby represent warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty set forth in the Financing Documents to which such Borrower is a party is hereby restated and reaffirmed as true, correct and complete in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, (iii) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrowers to Agent, for the benefit of Agent and each Lender, pursuant to the Financing Documents or otherwise granted to or held by Agent, for the benefit of Agent and each Lender and (iv) each Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally or by general equitable principles. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
4.
Costs and Fees. Borrowers agree to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, in accordance with Section 12.14 of the Credit Agreement.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)
Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, the Agent and the Lenders;
(b)
Agent shall have received a fully executed copy of an amendment to the Affiliated Credit Agreement, in form and substance reasonably satisfactory to Agent;
(c)
Agent shall have received an updated Perfection Certificate, in form and substance reasonably satisfactory to Agent;
(a)
Agent shall have received a duly authorized, executed and delivered secretary’s certificate from each Credit Party certifying as to (i) the names and signatures of each officer of each Credit

Party authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of each Credit Party attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of each Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of each Credit Party in each applicable jurisdiction;
(b)
Agent shall have received, with respect to each Credit Party, (i) current UCC searches from the Secretary of State of its jurisdiction of organization; and (ii) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to the Agent;
(c)
Agent shall have received an opinion of counsel to the Credit Parties, addressed to the Agent and the Lenders, addressing such matters that the Agent may reasonably request;
(d)
Agent shall have received a duly executed Notice of Borrowing as required pursuant to Section 2.1(a)(ii) of the Credit Agreement;
(e)
all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(f)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(d)
Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request in connection with this Agreement.
6.
Post-Closing Obligations.
(a)
Borrowers shall, by the date that is sixty (60) days after the date hereof (or such later date as Agent may agree, in its sole discretion), deliver to Agent a duly executed bailee waiver, in form and substance reasonably satisfactory to Agent, with respect to the premises located at 4611 N. 32nd St., Milwaukee Wisconsin.
(b)
Borrowers hereby agree that failure to comply with the requirements set forth in this Section 6(a) shall constitute an immediate and automatic Event of Default.
7.
Lender Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or arising out of this Agreement, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among such Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
8.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. Agent and Lenders confirm that Agent has not made any determination as of the date hereof that any breach of the Existing Credit Agreement exists as of the date hereof. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
(c)
JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE

TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. The words “execution,” “signed,” “signature,” and words of like import with respect to this shall in each case be deemed to include electronic signatures, signatures exchanged by electronic transmission, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem (SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem (SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER: ELM 2020-3 TRUST

By: Midcap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea (SEAL)
Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: Midcap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea (SEAL)
Name: John O’Dea
Title: Authorized Signatory

LENDER:	SILICON VALLEY BANK By: /s/ Kevin Fleischman (SEAL) Name: Kevin Fleischman Title: Director

BORROWER:

SIENTRA, INC.

By: /s/ Andy Schmidt (SEAL)
Name: Andy Schmidt
Title: CFO

MIST HOLDINGS, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

MIST, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

    MIST INTERNATIONAL, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

EXHIBIT A

AMENDED CREDIT AGREEMENT

See attached

EXHIBIT b

AMENDED Annexes, schedules and EXHIBITS TO CREDIT AGREEMENT

See attached.

Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage	Term Loan Tranche 3 Commitment Amount	Term Loan Tranche 3 Commitment Percentage	Term Loan Tranche 4 Commitment Amount	Term Loan Tranche 4 Commitment Percentage	Term Loan Tranche 5 Commitment Amount	Term Loan Tranche 5 Commitment Percentage	Term Loan Tranche 6 Commitment Amount	Term Loan Tranche 6 Commitment Percentage
TOTALS	$13,125,000	100.00%	$1,875,000	100%	$1,000,000.00	100%	$5,000,000.00	100%	$5,000,000.00	100%	$9,000,000	100%

Exhibit B to Credit Agreement (Form of Compliance Certificate)

COMPLIANCE CERTIFICATE

This Compliance Certificate is given by _____________________, a Responsible Officer of Sientra, Inc., a Delaware corporation (the “Borrower Representative”), pursuant to that certain Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of February 5, 2021 among the Borrower Representative, the other Borrowers from time to time party thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a) the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b) the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c) I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(d) except as noted on Schedule 2 attached hereto, Schedule 9.2(b) to the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers and Guarantors currently conduct business; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantors conduct business;

(e) except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against any Borrower, Guarantor or any Collateral, or (ii) any failure of any Borrower or any Guarantors to make required payments of withholding or other tax obligations of any Borrower or any Guarantors during the accounting period to which the attached statements pertain or any subsequent period;

(f) Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all deposit accounts or investment accounts maintained by Borrowers and Guarantors;

(g) except as noted on Schedule 4 attached hereto and Schedule 3.6 to the Credit Agreement, the undersigned has no knowledge of any current, pending or threatened: (i) litigation against the Borrowers or any Guarantors, (ii) inquiries, investigations or proceedings concerning the business affairs, practices, licensing or reimbursement entitlements of Borrowers or any Guarantors, or (iii) default by Borrowers or any Guarantors under any Material Contract to which it is a party;

(h) except as noted on Schedule 5 attached hereto, no Borrower or Guarantor has acquired, by purchase, by the approval or granting of any application for registration (whether or not such application was previously disclosed to Agent by Borrowers) or otherwise, any Intellectual Property that is registered with any United States or foreign Governmental Authority, or has filed with any such United States or foreign Governmental Authority, any new application for the registration of any Intellectual Property, or acquired rights under a license as a licensee with respect to any such registered Intellectual Property (or any such application for the registration of Intellectual Property) owned by another Person, that has not previously been reported to Agent on Schedule 3.17 to the Credit Agreement or any Schedule 5 to any previous Compliance Certificate delivered by Borrower to Agent;

(i) except as noted on Schedule 6 attached hereto, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property that has not previously been reported to Agent on any Schedule 6 to any previous Compliance Certificate delivered by Borrower Representative to Agent;

(j) except as noted on Schedule 7 attached hereto, no Borrower or Guarantor is aware of any commercial tort claim that has not previously been reported to Agent on any Schedule 7 to any previous Compliance Certificate delivered by Borrower Representative to Agent; and

(l) Borrowers and Guarantor are in compliance with the covenants contained in Article 6 of the Credit Agreement, and in any Guarantee constituting a part of the Financing Documents, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made: [See attached worksheets]. Such calculations and the certifications contained therein are true, correct and complete.

The foregoing certifications and computations are made as of ________________, 202__ (end of month) and as of _____________, 202__.

Sincerely, SIENTRA, INC. By: Name: Title:

Schedule 2.1 – Amortization

Term Loan Tranche 1

Commencing on January 1, 2023 (the “Amortization Start Date”) and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 1 an amount equal to the total principal amount of the Term Loan Tranche 1 made to Borrower divided by eighteen (18), for a eighteen (18) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 2

Commencing on the Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 2 an amount equal to the total principal amount of the Term Loan Tranche 2 made to Borrower divided by eighteen (18), for a eighteen (18) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 3

Commencing on the Amortization Start Date, and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 3 an amount equal to the total principal amount of the Term Loan Tranche 3 made to Borrower divided by eighteen (18), for a eighteen (18) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 4

Commencing on the Amortization Start Date, and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 4 an amount equal to the total principal amount of the Term Loan Tranche 4 made to Borrower divided by eighteen (18), for a eighteen (18) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 5

Commencing on the Amortization Start Date, and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 5 an amount equal to the total principal amount of the Term Loan Tranche 5 made to Borrower divided by eighteen (18), for a eighteen (18) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 6

Commencing on the first day of the first full calendar month immediately following the Term Loan Tranche 6 Funding Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 6 an amount equal to the total principal amount of the Term Loan Tranche 6 made to Borrower divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under the Term Loans shall mature and be due and payable upon the Termination Date.

Schedule 6.1 – Minimum Net Revenue

Defined Period Ending	Minimum Net Revenue Amount
January 31, 2021	$[***]
February 28, 2021	$[***]
March 31, 2021	$[***]
April 30, 2021	$[***]
May 31, 2021	$[***]
June 30, 2021	$[***]
July 31, 2021	$[***]
August 31, 2021	$[***]
September 30, 2021	$[***]
October 31, 2021	$[***]
November 30, 2021	$[***]
December 31, 2021	$[***]
January 31, 2022	$[***]
February 28, 2022	$[***]

March 31, 2022	$[***]
April 30, 2022	$[***]
May 31, 2022	$[***]
June 30, 2022	$[***]
July 31, 2022	$[***]
August 31, 2022	$[***]
September 30, 2022	$[***]
October 31, 2022	$[***]
November 30, 2022	$[***]
December 31, 2022	$[***]
January 31, 2023 and thereafter	In accordance with Section 6.1.